                                                                    EXHIBIT 99.1

                                                                  Media contact:
                                                                Gordon R. Manuel
                                                                    864-282-9448

                                                                Analyst contact:
                                                               William G. Harvey
                                                                    864-282-9413

FOR IMMEDIATE RELEASE
THURSDAY, JANUARY 29, 2004

                   BOWATER ANNOUNCES FOURTH QUARTER AND 2003
                                FINANCIAL RESULTS

GREENVILLE, SC - Bowater Incorporated (NYSE: BOW) reported financial results for the fourth quarter and the full year 2003. Bowater reported a net loss of $50.9 million or $0.89 per diluted share, on sales of $735.6 million for the fourth quarter of 2003. These results compare with a net loss of $66.6 million, or $1.17 per diluted share, on sales of $666.3 million in the fourth quarter of 2002. Before special items, the net loss for the fourth quarter of 2003 was $39.5 million, or $0.69 per diluted share, compared with the 2002 fourth quarter net loss before special items of $43.7 million, or $0.77 per diluted share.

         Fourth quarter 2003 special items, net of tax, consisted of a $3.0 million gain related to asset sales, a severance charge of $3.3 million, and an $11.1 million charge resulting from foreign currency changes. Special items, net of tax, in the fourth quarter of 2002 consisted of a $3.6 million gain related to asset sales, a severance charge of $8.1 million, an asset impairment charge of $19.1 million, and a $0.7 million gain resulting from foreign currency changes.

         For the full year of 2003, Bowater had a net loss of $205.0 million, or $3.60 per diluted share. This compares with a net loss of $142.4 million, or $2.50 per diluted share, in 2002. Sales in 2003 totaled $2.7 billion, compared with $2.6 billion in 2002. Several unusual events widened the company's loss for 2003: weather-related fiber cost increases, fiber shortages at our Ontario operations, the closure of a Quebec paper machine, and completion of major capital programs at our South Carolina mill.

                              FINANCIAL HIGHLIGHTS
                    ($ in millions, except per-share amounts)


                                                                             Three months ended         Twelve months ended
                                                                             December 31,               December 31,
                                                                             2003          2002          2003             2002
                                                                           ---------     ---------     ---------       ---------

SALES                                                                      $   735.6     $   666.3     $ 2,721.1       $ 2,581.1
NET LOSS                                                                   $   (50.9)    $   (66.6)    $  (205.0)      $  (142.4)
LOSS PER DILUTED SHARE (IN ACCORDANCE WITH GAAP)                           $   (0.89)    $   (1.17)    $   (3.60)      $   (2.50)

Special items, net of tax, (per diluted share):
   Sale of assets (gain) loss                                              $   (0.05)    $   (0.06)    $   (1.35)      $   (0.90)
   Foreign exchange (gain) loss*                                           $    0.19     $   (0.01)    $    1.09       $   (0.03)
   Severance charge                                                        $    0.06     $    0.14     $    0.42       $    0.14
   Asset impairment charge                                                               $    0.33                     $    0.33
   Adoption of new accounting standards                                                         --     $    0.08              --
                                                                           ---------     ---------     ---------       ---------
Loss per share excluding special items                                     $   (0.69)    $   (0.77)    $   (3.36)      $   (2.96)
                                                                           ---------     ---------     ---------       ---------
*Primarily balance sheet translation of foreign denominated accounts

         Bowater's average newsprint selling price per metric ton increased $15 in the fourth quarter compared to the third quarter. Operating costs per ton of production improved by 2% during the quarter. In the fourth quarter, Bowater curtailed approximately 40,000 metric tons of newsprint production. The company has informed its North American customers of a $50 per metric ton newsprint price increase effective February 1, 2004.

         Bowater's average transaction price for coated and specialty papers increased $16 per short ton compared to the third quarter of 2003. Production and cost improvements at our Catawba, South Carolina facility reduced operating costs per ton by 4% in the fourth quarter compared to the third quarter.

         Bowater's average transaction price for market pulp increased $3 per metric ton compared to the third quarter of 2003. During the fourth quarter, the company incurred $9 million of additional cost and production was reduced by approximately 14,000 metric tons due primarily to scheduled recovery boiler maintenance at the Coosa Pines and Thunder Bay facilities. The company has informed its North American customers of a $20 per metric ton increase on softwood pulp grades effective February 1, 2004.

         "Our 2003 financial results were very disappointing, as the gradual improvement in product pricing was offset by a stronger Canadian dollar and the above described unusual events," said Arnold M. Nemirow, Bowater's Chairman, President and Chief Executive Officer. "We believe our actions to reduce costs and improve productivity, and an anticipated recovery in product pricing, should significantly improve our results in 2004."

         Bowater will hold a management conference call to discuss these financial results at 11:00 a.m. EST, January 29, 2004. The conference call number is 888-428-4478 or 651-291-5254 (international). The call will also be broadcast via the Internet. Interested parties may connect to the Bowater web site at www.bowater.com, then follow the on-screen instructions for access to the call and related information. A replay of the call will be available from 1:30 p.m. EST on Thursday, January 29, through Thursday, February 5, on the web site or by dialing 800-475-6701 or 320-365-3844 (international) and using the access code 716080.

         Bowater Incorporated, headquartered in Greenville, SC, is a leading producer of newsprint and coated groundwood papers. In addition, the company makes uncoated groundwood papers, bleached kraft pulp and lumber products. The company has 12 pulp and paper mills in the United States, Canada and South Korea and 13 North American sawmills that produce softwood lumber. Bowater also operates two facilities that convert a groundwood base sheet to coated products. Bowater's operations are supported by approximately 1.4 million acres of timberlands owned or leased in the United States and Canada and 32 million acres of timber cutting rights in Canada. Bowater is one of the world's largest consumers of recycled newspapers and magazines. Bowater common stock is listed on the New York Stock Exchange, the Pacific Exchange and the London Stock Exchange. A special class of stock exchangeable into Bowater common stock is listed on the Toronto Stock Exchange (TSE:BWX).

         All amounts are in U.S. dollars.

         Statements in this news release that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements about our business outlook, assessment of market conditions, strategies, future plans, future sales, prices for our major products, inventory levels, capital spending and tax rates. These forward-looking statements are not guarantees of future performance. They are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and uncertainties relating to the forward-looking statements in this news release include those described under the caption "Cautionary Statement Regarding Forward-Looking Information" in Bowater's quarterly report on Form 10-Q for the quarter ended June 30, 2003, and from time to time, in Bowater's other filings with the Securities and Exchange Commission. Information about industry or general economic conditions contained in this press release is derived from third party sources that the company believes are widely accepted and accurate; however, the company has not independently verified this information and cannot assure its accuracy.


                                      # # #

                      BOWATER INCORPORATED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)


                                                                     Three Months Ended                Twelve Months Ended
                                                                         December 31,                      December 31,
                                                                 ---------------------------       ---------------------------
                                                                    2003             2002             2003             2002
                                                                 ----------       ----------       ----------       ----------
Sales                                                            $    735.6       $    666.3       $ 62,721.1       $  2,581.1
Cost of sales, excluding depreciation, amortization
    and cost of timber harvested                                      567.1            525.2          2,194.0          2,020.7
Depreciation, amortization and cost of timber harvested                86.0             83.7            339.0            340.5
Distribution costs                                                     70.7             64.2            264.4            232.6
Selling and administrative expense                                     40.9             41.0            148.6            140.2
Impairment of assets                                                     --             28.5               --             28.5
Net gain on sale of assets (1)                                          4.8              5.9            124.0             85.7
                                                                 ----------       ----------       ----------       ----------
       Operating loss                                                 (24.3)           (70.4)          (100.9)           (95.7)

Other expense (income):
    Interest income                                                    (1.1)            (1.3)            (4.6)            (4.5)
    Interest expense, net of capitalized interest                      46.6             40.2            174.5            163.0
    Foreign exchange loss (gain)                                        1.1             (0.7)            17.0             (6.1)
    Other, net                                                         (1.5)             0.7             (6.9)             2.7
                                                                 ----------       ----------       ----------       ----------
                                                                       45.1             38.9            180.0            155.1
                                                                 ----------       ----------       ----------       ----------
Loss before income taxes, minority interests
and cumulative effect of accounting changes                           (69.4)          (109.3)          (280.9)          (250.8)

Provision for income tax benefit                                      (17.7)           (40.4)           (70.1)          (100.5)
Minority interests in the net loss of subsidiaries                     (0.8)            (2.3)           (10.3)            (7.9)
                                                                 ----------       ----------       ----------       ----------

Loss before cumulative effect of accounting changes                   (50.9)           (66.6)          (200.5)          (142.4)
Cumulative effect of accounting changes (2)                              --               --             (4.5)              --
                                                                 ----------       ----------       ----------       ----------
Net loss                                                         $    (50.9)      $    (66.6)      $   (205.0)      $   (142.4)
                                                                 ==========       ==========       ==========       ==========



Basic loss per common share: (3)
   Loss before cumulative effect of accounting changes           $    (0.89)      $    (1.17)      $    (3.52)      $    (2.50)
   Cumulative effect of accounting changes                               --               --            (0.08)              --
                                                                 ----------       ----------       ----------       ----------

    Net loss                                                     $    (0.89)      $    (1.17)      $    (3.60)      $    (2.50)
                                                                 ==========       ==========       ==========       ==========

Average common shares outstanding (3)                                  57.0             56.9             57.0             56.9
                                                                 ==========       ==========       ==========       ==========


Diluted loss per common share: (3)
  Loss before cumulative effect of accounting changes            $    (0.89)      $    (1.17)      $    (3.52)      $    (2.50)
  Cumulative effect of accounting changes                                --               --            (0.08)              --
                                                                 ----------       ----------       ----------       ----------
    Net loss                                                     $    (0.89)      $    (1.17)      $    (3.60)      $    (2.50)
                                                                 ==========       ==========       ==========       ==========
Average common and common equivalent shares outstanding (3)            57.0             56.9             57.0             56.9
                                                                 ==========       ==========       ==========       ==========

                      BOWATER INCORPORATED AND SUBSIDIARIES
                     (UNAUDITED, IN MILLIONS OF US DOLLARS)


CONSOLIDATED BALANCE SHEET                                                           December 31,            December 31,
                                                                                         2003                    2002
                                                                                     -----------             -------------
Current assets:
    Cash and cash equivalents                                                          $   19.4                 $   35.9
    Accounts receivable, net                                                              360.9                    330.6
    Inventories                                                                           293.1                    257.2
    Income tax receivable                                                                    --                     75.6
    Other current assets                                                                  160.8                     35.9
                                                                                       --------                 --------
        Total current assets                                                              834.2                    735.2
                                                                                       --------                 --------
Timber and timberlands                                                                    184.1                    212.0
Fixed assets, net                                                                       3,557.3                  3,645.6
Goodwill                                                                                  828.2                    839.9
Other assets                                                                              211.6                    157.6
                                                                                       --------                 --------
                                                                                       $5,615.4                 $5,590.3
                                                                                       ========                 ========
Current liabilities:
    Current installments of long-term debt                                             $   13.4                 $   84.3
    Short-term bank debt                                                                  200.5                    249.0
    Accounts payable and accrued liabilities                                              404.5                    411.9
    Dividends payable                                                                      11.7                     11.2
                                                                                       --------                 --------
        Total current liabilities                                                         630.1                    756.4
                                                                                       --------                 --------
Long-term debt, net of current installments                                             2,292.4                  2,037.4
Other long-term liabilities                                                               505.4                    450.7
Deferred income taxes                                                                     505.2                    518.2
Minority interests in subsidiaries                                                         69.3                     72.1
Shareholders' equity                                                                    1,613.0                  1,755.5
                                                                                       --------                 --------
                                                                                       $5,615.4                 $5,590.3
                                                                                       ========                 ========


                                                                                              Twelve Months Ended
CONSOLIDATED CASH FLOW                                                                            December 31,
                                                                                       ---------------------------------
                                                                                           2003                     2002
                                                                                       --------                 --------
Cash flows from operating activities                                                   $   20.3                 $   41.2
                                                                                       --------                 --------
Cash flows from (used for) investing activities:
    Cash invested in fixed assets, timber and timberlands                                (216.3)                  (238.7)
    Disposition of fixed assets, timber and timberlands                                   154.3                     26.5
    Proceeds from monetization of note receivable (1)                                        --                     88.1
    Cash (invested) maturity of marketable securities, net                                   --                      1.7
                                                                                       --------                 --------
                                                                                          (62.0)                  (122.4)
                                                                                       --------                 --------
Cash flows from (used for) financing activities:
    Cash dividends, including minority interests                                          (45.3)                   (49.6)
    Financing activities, net                                                              68.8                    130.9
    Stock options exercised                                                                 1.7                      7.5
                                                                                       --------                 --------
                                                                                           25.2                     88.8
                                                                                       --------                 --------
Net increase (decrease) in cash and cash equivalents                                   $  (16.5)                $    7.6
                                                                                       ========                 ========

BOWATER INCORPORATED AND SUBSIDIARIES
NOTES TO THE PRESS RELEASE AND UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(1) During the three months and year ended December 31, 2003, Bowater sold fixed assets and land resulting in a net pre-tax gain of $4.8 million, or $0.05 per diluted share after tax, and $124.0 million, or $1.35 per diluted share after tax, respectively. The 2003 pre-tax gain is primarily attributable to the second quarter of 2003 sale of 81,768 acres of owned and leased timberlands for aggregate consideration of $121.8 million. This transaction resulted in a pre-tax gain of approximately $97.5 million. During the three months and year ended December 31, 2002, Bowater sold fixed assets and land resulting in a net pre-tax gain of $5.9 million, or $0.06 per diluted share after tax, and $85.7 million, or $0.90 per diluted share after tax, respectively. The 2002 pre-tax gain is primarily attributable to the January 2002 sale of approximately 116,000 acres of timberland for aggregate consideration of $104.2 million, comprised of approximately $5.1 million in cash and $99.1 million in a note receivable. In March 2002, we monetized the $99.1 million note receivable for net cash proceeds of $88.1 million. These transactions resulted in a pre-tax gain of approximately $70.4 million.

(2) Effective July 1, 2003, Bowater early adopted, on a partial basis, Financial Accounting Standards Board's Financial Interpretation (FIN) No. 46, Consolidation of Variable Interest Entities. In general, a variable interest entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN No. 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. Many variable interest entities have commonly been referred to as special-purpose entities (SPE) or off-balance sheet structures. Bowater operated the Covington coating facility under an operating lease with a special purpose entity. This special purpose entity was determined to be a VIE and required to be consolidated by Bowater in accordance with FIN 46. Bowater early adopted FIN No. 46 for the Covington SPE effective July 1, 2003 and consolidated assets and debt of approximately $51.8 million and recorded a non-cash, after tax cumulative effect charge of $2.4 million, or $0.04 per diluted share in the third quarter of 2003. On August 11, 2003, Bowater terminated the lease agreement with the SPE and paid approximately $51.8 million to pay off the debt. Bowater will finalize its adoption of FIN No. 46 in the first quarter of 2004. The finalization of adoption of FIN No. 46 is not expected to have a material impact on our consolidated financial statements.

      Effective January 1, 2003, Bowater adopted Statement of Financial Accounting Standards (SFAS) No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The adoption of SFAS No. 143 resulted in non-cash, after tax cumulative effect charges of $2.1 million, or $0.04 per diluted share in the first quarter of 2003.

(3) For the calculation of basic and diluted earnings per share for the three and twelve months ended December 31, 2003 and 2002, no adjustments to net income (loss) are necessary. The effect of dilutive securities is not included in the computation for the three and twelve months ended December 31, 2003 and 2002 to prevent antidilution.

(4) A reconciliation of certain financial statement line items reported under generally accepted accounting principles ("GAAP") to earnings reported before special items is presented below. We believe that this measure allows investors to more easily compare our on-going operations and financial performance from period to period. This measure is not as complete as GAAP earnings; consequently, investors should rely on GAAP earnings. In addition to GAAP earnings, we use the other measures that we disclose in order to provide perspective on our financial performance.



                                                                              THREE MONTHS ENDED DECEMBER 31, 2003
                                                                        (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                   ADJUSTMENT FOR SPECIAL ITEMS

                                                                                                               ADOPTION     GAAP
                                                                                                                OF NEW       AS
                                                                                                                ACCOUNT-  ADJUSTED
                                                                  GAAP    LAND &                                  ING        FOR
                                                                   AS     ASSET     FOREIGN             IMPAIR-  STAN-     SPECIAL
                                                                REPORTED  SALES     EXCHANGE  SEVERANCE   MENT   DARDS      ITEMS
                                                                --------  -----     --------  --------- ------- --------  ---------
Operating income (loss)                                         $(24.3)   $ (4.8)    $   --    $  5.0   $   --    $   --   $(24.1)
Other expense (income)
Interest income                                                   (1.1)                                                      (1.1)
Interest expense, net of capitalized interest                     46.6                                                       46.6
Foreign exchange loss (gain)                                       1.1                 (1.1)                                   --
Other, net                                                        (1.5)                                                      (1.5)
                                                                ------    ------     ------    ------   ------    ------   ------
                                                                  45.1        --       (1.1)       --       --        --     44.0
                                                                ------    ------     ------    ------   ------    ------   ------
Loss before income taxes, minority interests
   and cumulative effect of accounting changes                   (69.4)     (4.8)       1.1       5.0                       (68.1)
Provision for income tax expense (benefit)                       (17.7)     (1.8)      (9.8)      1.7                       (27.6)
Minority interests in the net income (loss) of subsidiaries       (0.8)                (0.2)                                 (1.0)
                                                                ------    ------     ------    ------   ------    ------   ------
Income (loss) before cumulative effect of accounting changes     (50.9)     (3.0)      11.1       3.3       --        --    (39.5)
Cumulative effect of accounting changes                             --                                                         --
                                                                ------    ------     ------    ------   ------    ------   ------
Net income (loss)                                               $(50.9)   $ (3.0)    $ 11.1    $  3.3   $   --    $   --   $(39.5)
                                                                ======    ======     ======    ======   ======    ======   ======
Shares                                                            57.0      57.0       57.0      57.0                        57.0
                                                                ======    ======     ======    ======   ======    ======   ======
EPS                                                             $(0.89)   $(0.05)    $ 0.19    $ 0.06   $   --    $   --   $(0.69)
                                                                ======    ======     ======    ======   ======    ======   ======
Effective tax rate                                                25.5%     38.0%    -890.9%     34.0%      --        --     40.5%
                                                                ======    ======     ======    ======   ======    ======   ======


                                                                              THREE MONTHS ENDED DECEMBER 31, 2002
                                                                         (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                    ADJUSTMENT FOR SPECIAL ITEMS


                                                                                                               ADOPTION     GAAP
                                                                                                                OF NEW       AS
                                                                                                                ACCOUNT-  ADJUSTED
                                                                  GAAP    LAND &                                  ING        FOR
                                                                   AS     ASSET     FOREIGN             IMPAIR-  STAN-     SPECIAL
                                                                REPORTED  SALES     EXCHANGE  SEVERANCE   MENT   DARDS      ITEMS
                                                                --------  -----     --------  --------- ------- --------  ---------
Operating income (loss)                                         $(70.4)   $ (5.9)   $   --    $ 13.1   $ 28.5   $   --    $(34.7)
Other expense (income)
Interest income                                                   (1.3)                                                     (1.3)
Interest expense, net of capitalized interest                     40.2                                                      40.2
Foreign exchange loss (gain)                                      (0.7)                0.7                                    --
Other, net                                                         0.7                                                       0.7
                                                                ------    ------    ------    ------   ------   ------    ------
                                                                  38.9        --       0.7        --       --       --      39.6
                                                                ------    ------    ------    ------   ------   ------    ------
Loss before income taxes, minority interests and cumulative
  effect of accounting changes                                  (109.3)     (5.9)     (0.7)     13.1     28.5       --     (74.3)
Provision for income tax expense (benefit)                       (40.4)     (2.3)      0.1       5.0      9.4              (28.2)
Minority interests in the net income (loss) of subsidiaries       (2.3)               (0.1)                                 (2.4)
                                                                ------    ------    ------    ------   ------   ------    ------
Income (loss) before cumulative effect of accounting changes     (66.6)     (3.6)     (0.7)      8.1     19.1       --     (43.7)
Cumulative effect of accounting changes                             --                                                       --
                                                                ------    ------    ------    ------   ------   ------    ------
Net income (loss)                                               $(66.6)   $ (3.6)   $ (0.7)   $  8.1   $ 19.1   $   --    $(43.7)
                                                                ======    ======    ======    ======   ======   ======    ======

Shares                                                            56.9      56.9      56.9      56.9     56.9       --      56.9
                                                                ======    ======    ======    ======   ======   ======    ======

EPS                                                             $(1.17)   $(0.06)   $(0.01)   $ 0.14   $ 0.33   $   --    $(0.77)
                                                                ======    ======    ======    ======   ======   ======    ======

Effective tax rate                                                37.0%     39.0%   -14.3%      38.2%    33.0%      --      38.0%
                                                                ======    ======    ======    ======   ======   ======    ======


                                                                              TWELVE MONTHS ENDED DECEMBER 31, 2003
                                                                        (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                     ADJUSTMENT FOR SPECIAL ITEMS

                                                                                                               ADOPTION     GAAP
                                                                                                                OF NEW       AS
                                                                                                                ACCOUNT-  ADJUSTED
                                                                  GAAP    LAND &                                  ING        FOR
                                                                   AS     ASSET     FOREIGN             IMPAIR-  STAN-     SPECIAL
                                                                REPORTED  SALES     EXCHANGE  SEVERANCE   MENT   DARDS      ITEMS
                                                                --------  -----     --------  --------- ------- --------  ---------
Operating income (loss)                                         $(100.9)  $(124.0)  $    --   $  37.2   $    --   $    --  $(187.7)
Other expense (income)
Interest income                                                    (4.6)                                                      (4.6)
Interest expense, net of capitalized interest                     174.5                                                      174.5
Foreign exchange loss (gain)                                       17.0               (17.0)                                    --
Other, net                                                         (6.9)                                                      (6.9)
                                                                -------   -------   -------   -------   -------   -------  -------
                                                                  180.0        --     (17.0)       --        --        --    163.0
                                                                -------   -------   -------   -------   -------   -------  -------
Loss before income taxes, minority interests and
  cumulative effect of accounting changes                        (280.9)   (124.0)     17.0      37.2                  --   (350.7)
Provision for income tax expense (benefit)                        (70.1)    (47.1)    (43.4)     13.2                       (147.4)
Minority interests in the net income (loss) of subsidiaries       (10.3)     (1.6)                                           (11.9)
                                                                -------   -------   -------   -------   -------   -------  -------
Income (loss) before cumulative effect of accounting changes     (200.5)    (76.9)     62.0      24.0        --        --   (191.4)
Cumulative effect of accounting changes                            (4.5)      4.5                                               --
                                                                -------   -------   -------   -------   -------   -------  -------
Net income (loss)                                               $(205.0)  $ (76.9)  $  62.0   $  24.0   $    --   $   4.5  $(191.4)
                                                                =======   =======   =======   =======   =======   =======  =======

Shares                                                             57.0      57.0      57.0      57.0        --      57.0     57.0
                                                                =======   =======   =======   =======   =======   =======  =======

 EPS                                                            $ (3.60)  $ (1.35)  $  1.09   $  0.42   $    --   $  0.08  $ (3.36)
                                                                =======   =======   =======   =======   =======   =======  =======

Effective tax rate                                                 25.0%     38.0%  -255.3%      35.5%       --        --     42.0%
                                                                =======   =======   =======   =======   =======   =======  =======


                                                                              TWELVE MONTHS ENDED DECEMBER 31, 2002
                                                                        (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                     ADJUSTMENT FOR SPECIAL ITEMS


                                                                                                               ADOPTION     GAAP
                                                                                                                OF NEW       AS
                                                                                                                ACCOUNT-  ADJUSTED
                                                                  GAAP    LAND &                                  ING        FOR
                                                                   AS     ASSET     FOREIGN             IMPAIR-  STAN-     SPECIAL
                                                                REPORTED  SALES     EXCHANGE  SEVERANCE   MENT   DARDS      ITEMS
                                                                --------  -----     --------  --------- ------- --------  ---------
Operating income (loss)                                         $ (95.7)  $ (85.7)  $    --   $  13.1   $  28.5  $    --   $(139.8)
Other expense (income)
Interest income                                                    (4.5)                                                      (4.5)
Interest expense, net of capitalized interest                     163.0                                                      163.0
Foreign exchange loss (gain)                                       (6.1)                6.1                                     --
Other, net                                                          2.7                                                        2.7
                                                                -------   -------   -------   -------   -------  -------   -------
                                                                  155.1        --       6.1        --        --       --     161.2
                                                                -------   -------   -------   -------   -------  -------   -------
Loss before income taxes, minority interests and cumulative
    effect of accounting changes                                 (250.8)    (85.7)     (6.1)     13.1      28.5             (301.0)
Provision for income tax expense (benefit)                       (100.5)    (34.3)     (5.0)      5.0       9.4             (125.4)
Minority interests in the net income (loss) of subsidiaries        (7.9)      0.5                                             (7.4)
Income (loss) before cumulative effect of accounting changes      (142.4)    (51.4)     (1.6)      8.1      19.1       --    (168.2)
Cumulative effect of accounting changes                             --                                                         --
                                                                -------   -------   -------   -------   -------  -------   -------
Net income (loss)                                               $(142.4)  $ (51.4)  $  (1.6)  $   8.1   $  19.1  $    --   $(168.2)
                                                                =======   =======   =======   =======   =======  =======   =======

Shares                                                             56.9      56.9      56.9      56.9      56.9       --      56.9
                                                                =======   =======   =======   =======   =======  =======   =======

 EPS                                                            $ (2.50)  $ (0.90)  $ (0.03)  $  0.14   $  0.33  $    --   $ (2.96)
                                                                =======   =======   =======   =======   =======  =======   =======

Effective tax rate                                                 40.1%     40.0%     82.0%     38.2%     33.0%      --      41.7%
                                                                =======   =======   =======   =======   =======  =======   =======


A schedule of historical financial and operating statistics is available upon request and on Bowater's web site (www.bowater.com).